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                                                                   EXHIBIT 10.07
                  Driveway Corporation 1997 Stock Option Plan
                          Notice of Stock Option Grant


          We are pleased to inform you that you have been selected by Driveway Corporation (the "Company") to receive the following Option to purchase Common Stock of the Company. The terms of the Option are as set forth in this Notice, the attached Stock Option Agreement and the Company's 1997 Stock Option Plan (the "Plan"):

        Name of Optionee:                       Michael Vanneman
        Total Number of Shares Granted:         220,000
        Type of Option:                         Incentive Stock Option
        Exercise Price Per Share:               $2.50
        Date of Grant:                          February 2, 2000
        Vesting Commencement Date:              February 2, 2000
        Vesting Schedule:                       This Option may be exercised
                                                immediately, in whole or in
                                                part, subject to the Company's
                                                right to repurchase shares
                                                acquired on exercise, which
                                                right shall lapse in accordance
                                                with the following schedule:
                                                2.0833% of the shares subject to
                                                the Option will vest and cease
                                                to be subject to the repurchase
                                                option one month after the
                                                Vesting Commencement Date. The
                                                remainder of the shares subject
                                                to the Option will vest and
                                                cease to be subject to the
                                                repurchase option as to an
                                                additional 2.0833% of the shares
                                                subject to the Option after each
                                                full month of continuous
                                                employment or service
                                                thereafter; provided however,
                                                that in the event Optionee's
                                                employment is terminated within
                                                one year after the occurrence of
                                                a Corporate Transaction (as
                                                defined in the Plan), 50% of the
                                                portion of the then outstanding
                                                options that are not at that
                                                time vested shall become vested.

        Expiration Date:                        February 1, 2010

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:                                       Driveway Corporation

                                                By:
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                                                Title:
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